              Countrywide Revolving Home Equity Loan Trust 2004-I

                         Statement to Certificateholders

                                November 15 2004

        DISTRIBUTION IN DOLLARS
        ORIGINAL            PRIOR                                                                                     CURRENT
         FACE               PRINCIPAL                                                          REALIZED   DEFERRED    PRINCIPAL
CLASS   VALUE               BALANCE            PRINCIPAL       INTEREST        TOTAL           LOSSES     INTEREST     BALANCE
A       2,000,000,000.00    2,000,000,000.00   77,875,113.91   5,640,000.00    83,515,113.91     0.00      0.00   1,922,124,886.09
TOTALS  2,000,000,000.00    2,000,000,000.00   77,875,113.91   5,640,000.00    83,515,113.91     0.00      0.00   1,922,124,886.09

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                PASS-THROUGH RATES
                             PRIOR                                                          CURRENT                 CURRENT
                             PRINCIPAL                                                      PRINCIPAL       CLASS   PASS THRU
 CLASS        CUSIP          FACTOR           PRINCIPAL      INTEREST       TOTAL           FACTOR                  RATE
A            126673FH0      1,000.00000000    38.93755696    2.82000000    41.75755696      961.06244305      A      2.160000 %
TOTALS                      1,000.00000000    38.93755696    2.82000000    41.75755696      961.06244305

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank, N.A.  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

Investor Floating Allocation Percentage                                                                                  100.00 %

Investor Distribution Amount                                                                                        83,515,113.91
Note Interest                                                                                                        5,640,000.00
Note Rate                                                                                                              2.160000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                 0.00
Unpaid Investor Interest Shortfall                                                                                           0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                           0.00
Remaining Unpaid Investor Interest Shortfall                                                                                 0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                       0.00
Investor Loss Reduction Amounts paid as principal                                                                            0.00
Accelerated Principal Distribution Amount                                                                            3,542,605.76
Scheduled Principal Collections Payment Amount                                                                      74,332,508.15
Guaranteed Principal Distribution Amount                                                                                     0.00
Total Prinipal Distributed                                                                                          77,875,113.91

Unreimbursed Investor Loss Reduction Amounts                                                                                 0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed                                                                                          0.00
Basis Risk Carryforward Remaining                                                                                            0.00

Servicing Fee                                                                                                          820,833.32
Accrued and Unpaid Servicing Fees from Prior Periods                                                                         0.00

Note Principal Balance (before distributions)                                                                    2,000,000,000.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

Note Principal Balance (after distributions)                                                                     1,922,124,886.09
Note Factor                                                                                                           0.9610624 %

Asset Balance of Mortgage Loans:                                                                                 1,895,667,452.55

Credit Enhancement Draw Amount                                                                                               0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

        Delinquent Mortgage Loans
                  Group Totals
                                                 Principal
                 Category           Number        Balance           Percentage
                 1 Month             220       11,029,870.19              0.57 %
                 2 Month              68        3,052,729.33              0.16 %
                 3 Month               3           88,980.44              0.00 %
                  Total              291       14,171,579.96              0.73 %
        * Delinquent Buckets include Bankruptcies, Foreclores and REO Properties Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     35           826,031.56             0.04 %

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     1            49,999.44             0.00 %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     0                 0.00             0.00 %

Optional Servicer Advances(Current Collection Period)                                                                         0.00
Optional Servicer Advances(Outstanding)                                                                                       0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                           35
Principal Balance                                                                                                     1,297,716.53

Subordinated Transferor Collections                                                                                           0.00

Overcollateralization Step-Down Amount                                                                                        0.00
Available Transferor Subordinated Amount                                                                                      0.00
Interest Collections(non-investor)                                                                                            0.00
Transferor Principal Collections                                                                                     38,395,346.84

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                        0.00
Balance                                                                                                                       0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                        9,548,161.32
Principal Collections - per Servicer Report                                                                         112,727,854.99
Residual Advance                                                                                                              0.00
Cash released from Additional Loan Account                                                                                    0.00
Insured Payment                                                                                                               0.00
Total Deposit to Collection Account                                                                                 122,276,016.31

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                              365,555.56
Fannie Mae Guarantee Fee                                                                                                      0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                5,640,000.00
Unreimbursed Credit Enhancement Draw Amounts                                                                                  0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                          0.00
Basis Risk Carryforward                                                                                                       0.00
Class A Investor Certificate Principal Distributed                                                                   77,875,113.91
Transferor Interest Distributed                                                                                               0.00
Transferor Principal Distributed                                                                                     38,395,346.84
Total Distributions                                                                                                 122,276,016.31

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                      1,969,999,960.70
Loan Group Ending Balance                                                                                         1,895,667,452.55
Change in Balance                                                                                                    74,332,508.15
Principal Collections                                                                                               112,727,854.99
Liquidation Loss Amount                                                                                                       0.00
Additional Balances                                                                                                  38,395,346.84
Balance Check                                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                            -30,000,039.30
Transferor Principal Balance (Ending)                                                                               -26,457,433.54
Investor Fixed Allocation Percentage                                                                                      100.00 %

Interest Received                                                                                                    10,368,994.64
Net Liquidation Proceeds (Allocable to Interest)                                                                              0.00
Insurance Proceeds (Allocable to Interest)                                                                                    0.00
Servicer Optional Advance (Allocable to Interest)                                                                             0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                     0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                       0.00
Residual Advance                                                                                                              0.00
Total Interest                                                                                                       10,368,994.64
Investor Interest Collections                                                                                         9,548,161.32

Begining Balance                                                                                                  1,969,999,960.70
Principal Collections                                                                                               111,430,138.46
Net Liquidation Proceeds (Alloc. to Principal)                                                                                0.00
Insurance Proceeds (Alloc. to Principal)                                                                                      0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                       0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                         0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                           1,297,716.53
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                    0.00
Investor Principal Collections                                                                                      112,727,854.99
Total Principal                                                                                                     112,727,854.99
Additional Balances                                                                                                  38,395,346.84
Ending Principal Balance                                                                                          1,895,667,452.55
Total Collections                                                                                                   122,276,016.31
Alternative Principal Payment                                                                                        74,332,508.15

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

Loans Average Daily Balance                                                                                       1,946,588,822.13

Weighted Average Loan Rate                                                                                               6.60004 %
Weighted Average Net Loan Rate                                                                                           5.96004 %

Excess Interest                                                                                                               0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                            33,582.49
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         33,582.49
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                          0.00 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                         987,552.65
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                      987,552.65
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                        0.05 %

Loans with Credit Limit Modification - current                                                                          315,000.00
Loans with Credit Limit Modification - cumulative                                                                       315,000.00
Loans with Credit Limit Modification - % of Initial                                                                         0.02 %

Loans with Gross Margin Modification - current                                                                          579,101.78
Loans with Gross Margin Modification - cumulative                                                                       579,101.78
Loans with Gross Margin Modification - % of Initial                                                                         0.03 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                       0.00
FGIC Surety Bond in force?                                                                                                    0.00
Credit Enhancement Draw Amount                                                                                                0.00
Guaranteed Distribution                                                                                                       0.00
Credit Enhancement Premium                                                                                              365,555.56
Guaranteed Principal Payment Amount                                                                                           0.00
Spread Rate                                                                                                               3.8000 %
Excess Spread Rate                                                                                                        3.8000 %
Rolling three month Excess Spread Percentage                                                                                   n/a
Initial Subordinated Amount                                                                                        (30,000,039.30)
Can Required Transferor Subordinated Amount be Reduced?                                                                         NO
Has a Rapid Amortization Event occurred?                                                                                        NO

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-I

                                November 15 2004

Cause of Rapid Amortization Event.                                                                                              NA
Has an Event of Servicing Termination occurred?                                                                                 NO
Cause of Event of Servicing Termination.                                                                                        NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.